                                                           EXECUTION COPY


                                    AMENDMENT

                            dated as of June 1, 1999

                                       to

          Insurance and Indemnity Agreement dated as of March 14, 1996

         Insurance and Indemnity Agreement dated as of December 6, 1995

        Insurance and Indemnity Agreement dated as of September 21, 1995

           Insurance and Indemnity Agreement dated as of June 15, 1995

          Insurance and Indemnity Agreement dated as of March 15, 1995

         Insurance and Indemnity Agreement dated as of February 9, 1995

                  AMENDMENT dated as of June 1, 1999 ("Amendment") to the Insurance and Indemnity Agreements listed on Schedule IV hereto (collectively, the "Insurance Agreements") among Financial Security Assurance Inc. ("Financial Security"), Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1995-A, Arcadia First GP Inc. (formerly known as Olympic First GP Inc.), Arcadia Second GP Inc. (formerly known as Olympic Second GP Inc.), Arcadia Receivables Finance Corp. (formerly known as Olympic Receivables Finance Corp.), and Arcadia Financial Ltd. ("AFL", formerly known as Olympic Financial Ltd.), in each case with respect to each Insurance and Indemnity Agreement with respect to which such person is a party.

                  WHEREAS, the respective parties to each Insurance and Indemnity Agreement (the "Respective Parties") have heretofore executed such Insurance and Indemnity Agreement;

                  WHEREAS, the Respective Parties to each Insurance and Indemnity Agreement wish to amend such Agreement.

                  NOW, THEREFORE, the Respective Parties to each Insurance and Indemnity Agreement agree that such Agreement is hereby amended as follows:

                  Section 1. AMENDMENT TO THE SERIES 1996-A INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1995-E INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1995-D INSURANCE AND INDEMNITY AGREEMENT, THE SERIES 1995-C INSURANCE AND INDEMNITY AGREEMENT AND THE SERIES 1995-A INSURANCE AND INDEMNITY AGREEMENT. Paragraph (k) of Section 5.01 of each of the Series 1996-A Insurance and Indemnity Agreement, the Series 1995-E Insurance and Indemnity Agreement, the Series 1995-D Insurance and Indemnity Agreement, the Series 1995-C Insurance and Indemnity Agreement and the Series 1995-A Insurance and Indemnity Agreement is hereby amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified in Schedule III attached hereto.

                  Section 2. AMENDMENT TO THE SERIES 1995-B INSURANCE AND INDEMNITY AGREEMENT. Paragraph (m) of Section 5.01 of the Series 1995-B Insurance and Indemnity Agreement is hereby amended by deleting the percentage specified therein and replacing such percentage with the percentage corresponding to Series 1995-B specified in Schedule III attached hereto.

                  Section 3. COUNTERPARTS. This Amendment to the Insurance and Indemnity Agreements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Insurance and Indemnity Agreements.

                  Section 4. RATIFICATION OF INSURANCE AND INDEMNITY AGREEMENTS. Except as provided herein, all provisions, terms and conditions of the Insurance and Indemnity Agreements shall remain in full force and effect. As amended hereby, the Insurance and Indemnity Agreements are ratified and confirmed in all respects.

                  Section 5. AUTHORIZATION. By its execution hereof, Financial Security Assurance Inc. hereby instructs the Owner Trustee of each of Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B and Olympic Automobile Receivables Trust, 1995-A, each in accordance with the respective Trust Agreements, to execute this Amendment.

                  Section 6. ENTIRE AGREEMENT. This Amendment sets forth the entire agreement between the Respective Parties with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the Respective Parties prior to the date hereof in respect of such subject matter, including without limitation, the agreements contained in that certain Letter Agreement dated December 10, 1997 between Financial Security and AFL.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the respective Insurance and Indemnity Agreements specified below as of the date set forth on the first page hereof.

                                With respect to each Insurance and Indemnity
                                Agreement:


                                FINANCIAL SECURITY ASSURANCE INC.


                                  By:  /s/ ERROL UHR
                                     -----------------------------
                                        Authorized Officer


                                ARCADIA RECEIVABLES FINANCE CORP.


                                  By: /s/ JOHN A. WITHAM
                                     --------------------------------------
                                       Name:      John A. Witham
                                       Title:     Senior Vice President and
                                                  Chief Financial Officer


                                ARCADIA FINANCIAL LTD.


                                  By: /s/ JOHN A. WITHAM
                                     ---------------------------------------
                                       Name:      John A. Witham
                                       Title:     Executive Vice President and
                                                  Chief Financial Officer

                         With respect to the:

                         Series 1996-A Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement, and
                         Series 1995-A Insurance and Indemnity Agreement,


                         ARCADIA FIRST GP INC.


                         By:         /s/ JOHN A. WITHAM
                            -------------------------------------------
                                Name:      John A. Witham
                                Title:     Executive Vice President and
                                           Chief Financial Officer


                         ARCADIA SECOND GP INC.


                         By:        /s/ JOHN A. WITHAM
                            ---------------------------------------------
                                Name:      John A. Witham
                                Title:     Executive Vice President and
                                           Chief Financial Officer

                         With respect to the:

                         Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement, and
                         Series 1995-A Insurance and Indemnity Agreement,

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-E
                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-D
                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-C
                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-B
                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-A

                         By:   Wilmington Trust Company,
                               not in its individual capacity, but solely
                               in its capacity as Owner Trustee


                               By:         /s/ DENISE M. GERAN
                                  ------------------------------------------
                                    Name:  Denise M. Geran
                                    Title: Senior Financial Services Officer

                         With respect to the:

                         Series 1996-A Insurance and Indemnity Agreement:

                         OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-A

                         By: Chase Manhattan Bank Delaware, as successor to Mellon Bank (DE), National Association, not in its individual capacity, but solely in its capacity as Owner Trustee


                               By:         /s/ DENIS KELLY
                                   --------------------------------------
                                    Name:  Denis Kelly
                                    Title: Assistant Vice President

                                   SCHEDULE I

                                    RESERVED

                                   SCHEDULE II

                                    RESERVED

                                  SCHEDULE III

                            AVERAGE DELINQUENCY RATES


-------------- ------------ ------------ ----------- ------------ ------------
   Series        Series       Series       Series      Series       Series
   1996-A        1995-E       1995-D       1995-C      1995-B       1995-A
-------------- ------------ ------------ ----------- ------------ ------------
    9.00%         9.00%        9.00%       9.00%        9.00%        9.00%
-------------- ------------ ------------ ----------- ------------ ------------





                                   III-1

                                   SCHEDULE IV

(1) Insurance and Indemnity Agreement dated as of March 14, 1996, as amended by that certain Amendment dated as of May 31, 1996 (the "May 1996 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by that certain Amendment dated as of September 12, 1996 (the "September 1996 Amendment") to certain of the Insurance and Indemnity Agreements, the December 1997 Amendment and that certain Amendment dated as of December 16, 1997 (the "December 1997 Amendment") to certain of the Insurance and Indemnity Agreements (as amended, the "Series 1996-A Insurance and Indemnity Agreement");

(2) Insurance and Indemnity Agreement dated as of December 6, 1995, as amended by the May 1996 Amendment, as further amended by the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-E Insurance and Indemnity Agreement");

(3) Insurance and Indemnity Agreement dated as of September 21, 1995, as amended by that certain Amendment dated as of December 6, 1995 (the "December 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the May 1996 Amendment, the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-D Insurance and Indemnity Agreement");

(4) Insurance and Indemnity Agreement dated as of June 15, 1995, as amended by the December 1995 Amendment, as further amended by the May 1996 Amendment, as further amended by the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-C Insurance and Indemnity Agreement");

(5) Insurance and Indemnity Agreement dated as of March 15, 1995, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the December 1995 Amendment, the May 1996 Amendment, the September 1996 Amendment and the December 1997 Amendment (as amended, the "Series 1995-B Insurance and Indemnity Agreement"); and

(6) Insurance and Indemnity Agreement dated as of February 9, 1995, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment and May 1996 Amendment, as further amended by the September 1996 Amendment, as further amended by the December 1997 Amendment (as amended, the "Series 1995-A Insurance and Indemnity Agreement").


                                      IV-1